                                                                    Exhibit 10.9
                                                                    To Form 10K

               --------------------------------------------------

                               HCFP FUNDING, INC.

               --------------------------------------------------



               --------------------------------------------------
               --------------------------------------------------


                         LOAN  AND  SECURITY  AGREEMENT

                         Dated as of November 27, 1996
                                  $50,000,000


               --------------------------------------------------
               --------------------------------------------------



               --------------------------------------------------

                           FLEET CAPITAL CORPORATION

               --------------------------------------------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
SECTION 1.   CREDIT FACILITY......................................   - 2 -
        1.1  Revolving Credit Loans...............................   - 2 -
             ----------------------

SECTION 2.   INTEREST, FEES AND CHARGES...........................   - 3 -
        2.1  Interest.............................................   - 3 -
             --------
        2.2  Computation of Interest and Fees.....................   - 4 -
             --------------------------------
        2.3  Commitment Fee.......................................   - 5 -
             --------------
        2.4  Unused Line Fee......................................   - 5 -
             ---------------
        2.5  Collection Charges...................................   - 5 -
             ------------------
        2.6  Audit Fees...........................................   - 5 -
             ----------
        2.7  Reimbursement of Expenses............................   - 5 -
             -------------------------
        2.8  Bank Charges.........................................   - 6 -
             ------------
        2.9  Indemnity re: LIBOR..................................   - 6 -
             -------------------

SECTION 3.   LOAN ADMINISTRATION..................................   - 6 -
        3.1  Manner of Borrowing Revolving Credit Loans...........   - 6 -
             ------------------------------------------
        3.2  Payments.............................................   - 7 -
             --------
        3.3  Prepayments..........................................   - 7 -
             -----------
        3.4  Application of Payments and Collections..............   - 7 -
             ---------------------------------------
        3.5  All Loans to Constitute One Obligation...............   - 8 -
             --------------------------------------
        3.6  Loan Account.........................................   - 8 -
             ------------
        3.7  Statements of Account................................   - 8 -
             ---------------------

SECTION 4.   TERM AND TERMINATION.................................   - 8 -
        4.1  Term of Agreement....................................   - 8 -
             -----------------
        4.2  Termination..........................................   - 8 -
             -----------

SECTION 5.   SECURITY INTERESTS...................................   - 9 -
        5.1  Security Interest in Collateral......................   - 9 -
             -------------------------------
        5.2  Lien Perfection; Further Assurances..................  - 10 -
             -----------------------------------
        5.3  Confirmation of Existing Liens.......................  - 10 -
             ------------------------------

SECTION 6.   COLLATERAL ADMINISTRATION............................  - 10 -

        6.1  General..............................................  - 10 -
             -------
        6.2  Administration of Accounts...........................  - 11 -
             --------------------------
        6.3  Payment of Charges...................................  - 12 -
             ------------------

SECTION 7.   REPRESENTATIONS AND WARRANTIES.......................  - 12 -
        7.1  General Representations and Warranties...............  - 12 -
             --------------------------------------
        7.2  Continuous Nature of Representations and Warranties..  - 17 -
             ---------------------------------------------------
        7.3  Survival of Representations and Warranties...........  - 17 -
             ------------------------------------------

SECTION 8.   COVENANTS AND CONTINUING AGREEMENTS..................  - 17 -
        8.1  Affirmative Covenants................................  - 17 -
             ---------------------
        8.2  Negative Covenants...................................  - 19 -
             ------------------
        8.3  Specific Financial Covenants.........................  - 21 -
             ----------------------------

SECTION 9.   CONDITIONS PRECEDENT.................................  - 22 -
        9.1  Documentation........................................  - 22 -
             -------------
        9.2  No Default...........................................  - 22 -
             ----------
        9.3  Other Loan Documents.................................  - 22 -
             --------------------
        9.4  Equity...............................................  - 22 -
             ------
        9.5  Availability.........................................  - 22 -
             ------------
        9.6  No Litigation........................................  - 22 -
             -------------

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT....  - 23 -
       10.1  Events of Default....................................  - 23 -
             -----------------
       10.2  Acceleration of the Obligations......................  - 25 -
             -------------------------------
       10.3  Other Remedies.......................................  - 25 -
             --------------
       10.4  Remedies Cumulative; No Waiver.......................  - 26 -
             ------------------------------

SECTION 11.  MISCELLANEOUS........................................  - 26 -
       11.1  Power of Attorney....................................  - 26 -
             -----------------
       11.2  Indemnity............................................  - 27 -
             ---------
       11.3  Modification of Agreement; Sale of Interest..........  - 27 -
             -------------------------------------------
       11.4  Confidentiality......................................  - 28 -
             ---------------
       11.5  Severability.........................................  - 28 -
             ------------
       11.6  Successors and Assigns...............................  - 28 -
             ----------------------
       11.7  Cumulative Effect; Conflict of Terms.................  - 28 -
             ------------------------------------
       11.8  Execution in Counterparts............................  - 28 -
             -------------------------
       11.9  Notice...............................................  - 29 -
             ------
      11.10  Lender's Consent.....................................  - 29 -
             ----------------
      11.11  Credit Inquiries.....................................  - 29 -
             ----------------
      11.12  Entire Agreement.....................................  - 30 -
             ----------------
      11.13  Interpretation.......................................  - 30 -
             --------------
      11.14  GOVERNING LAW; CONSENT TO FORUM......................  - 30 -
             -------------------------------
      11.15  WAIVERS  BY  BORROWER................................  - 31 -
             ---------------------

                         LOAN AND SECURITY AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT is made as of November 27, 1996, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033; and HCFP FUNDING, INC. ("Borrower"), a Delaware corporation with its chief executive office and principal place of business at 2 Wisconsin Circle, Suite 320, Chevy Chase, MD 20815. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.


                                   BACKGROUND

     A. On March 9, 1995, Shawmut Capital Corporation (predecessor by merger to Lender) entered into a certain Loan and Security Agreement with HealthPartners Funding, L.P. ("HPF"), a Delaware Limited Partnership (as amended from time to time, the "HPF Existing Loan Agreement"), whereby Shawmut Capital Corporation agreed to make a credit facility available to HPF in the maximum principal amount of $23,125,000.00, which has been subsequently increased to $50,000,000 ("HPF Existing Line of Credit"), on the terms and conditions therein set forth. The HPF Existing Loan Agreement, together with all instruments, documents and agreements executed in connection therewith or related thereto, all as amended from time to time, are hereinafter referred to collectively as the "HPF Existing Financing Agreements".

     B. On March 9, 1995, Shawmut Capital Corporation entered into a certain Loan and Security Agreement with HealthPartners - Del, L.P. ("HP Del"), a Delaware Limited Partnership (as amended from time to time, the "HP Del Existing Loan Agreement"), whereby Shawmut Capital Corporation agreed to make a credit facility available to HP Del in the maximum principal amount of $1,875,000.00 ("HP Del Existing Line of Credit"), on the terms and conditions therein set forth. The HP Del Existing Loan Agreement, together with all instruments, documents and agreements executed in connection therewith or related thereto, all as amended from time to time, are hereinafter referred to collectively as the "HP Del Existing Financing Agreements" and the HP Del Existing Financing Agreements together with the HPF Existing Financing Agreements are hereinafter referred to collectively as the Existing Financing Agreements.

     C. Effective as of September 1, 1996, HPF acquired all of the net assets of HP Del for cash, the cash was distributed to the partners of HP Del and HP Del was liquidated.

     D. On November 27, 1996, Borrower acquired all of the limited partnership interests of HPF for cash. All of the assets of HPF were then transferred to Borrower and all of the obligations of HPF, including the obligations of HPF and HP Del under the Existing Financing Agreements were assumed by Borrower. After such transfer and assumption, HPF was liquidated.

     E. HPF has asked for Lender's consent, which Lender has given to the transfer of all of the assets and liabilities of HPF to Borrower and the liquidation of HPF; such consent being required pursuant to the Existing Financing Agreements.

     F. Lender has agreed to allow the requested transfer of interests and liquidation, provided, among other things, Borrower (i) expressly assumes all of the obligations and liabilities of HPF and HP Del related to the Existing Financing Agreements and (ii) executes this Agreement and all other instruments, documents and agreements required by Lender.

     G. On and after the Closing Date, except as expressly set forth herein, this Agreement and all of the agreements, documents and instruments executed in connection herewith shall be deemed to amend and restate (but not extinguish the obligations evidenced by) the Existing Financing Agreements and the terms hereof shall control.

     NOW, THEREFORE, with the foregoing Background deemed incorporated herein by reference, the parties hereto, intending to be legally bound, agree as follows.

SECTION 1. CREDIT FACILITY

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Revolving Credit Facility of up to the "Facility Cap" available upon Borrower's request therefor, as follows:

     1.1  Revolving Credit Loans.
          ----------------------

                 1.1.1    Loans and Reserves.  Lender agrees, for so long as no
                          ------------------
Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time minus reserves, if any. If the unpaid balance of
                            -----
the Revolving Credit Loans should exceed the Borrowing Base or any other limitation set forth in this Agreement, such Overadvance shall nevertheless constitute Obligations that are due and payable on demand, and which are secured by the Collateral and entitled to all the benefits thereof. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall reasonably deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of Borrower; and (iii) such other matters, events, conditions or contingencies as to which Lender reasonably determines reserves should be established from time to time hereunder.

                 1.1.2    Use of Proceeds.  The Revolving Credit Loans shall be
                          ---------------
used solely for the purchase by Borrower of Eligible Accounts from Providers, representing obligations of Third Party Payors to make payments to Providers under Receivables Acquisition Agreements, advances by Borrower against Eligible Accounts of Providers, representing obligations of Third Party Payors to make payments to Providers under Receivables Loan Agreements and for Borrower's general operating needs (including Distributions permitted by this Agreement), in a manner consistent with the provisions of this Agreement and all applicable laws.

SECTION 2. INTEREST, FEES AND CHARGES

     2.1  Interest.
          --------

               2.1.1  Revolving Credit Interest:
                      -------------------------

               (a)    Rate Options. At the time of each Revolving Credit Loan
                      ------------
under the Revolving Credit Facility, and thereafter from time to time, Borrower shall have the right, subject to the terms and conditions of this Agreement and provided no Event of Default has occurred and is continuing, to designate to Lender in writing that all, or a portion of the Revolving Credit Loans shall bear interest at either the (i) Revolving Credit LIBOR Rate or (ii) Revolving Credit Base Rate. Interest on each portion thereof shall accrue and be paid at the time and rate applicable to the respective option selected by Borrower or otherwise governing under the terms of this Agreement. If for any reason the Revolving Credit LIBOR Rate option is unavailable, the Revolving Credit Base Rate shall apply. The rate of interest on Revolving Credit Base Rate Loans shall increase or decrease by an amount equal to any increase or decrease in the Base Rate effective as of the opening of business on the day that any such change in the Base Rate occurs.

               (b)    Revolving Credit LIBOR Rate Option:
                      ----------------------------------

                      (i)  Requests. Provided no Event of Default has occurred
                           --------
and is continuing, and subject to the provisions of this Section 2.1.1 (a)(i), if Borrower desires to have the Revolving Credit LIBOR Rate apply to all or a portion of the Revolving Credit Loans, Borrower shall give Lender a written irrevocable request no later than 11:00 A.M. Eastern time on the second (2nd) Business Day prior to the requested borrowing date specifying (i) the date the Revolving Credit LIBOR Rate shall apply (which shall be a Business Day), (ii) the LIBOR Interest Period, and (iii) the amount to be subject to the Revolving Credit LIBOR Rate provided that such amount shall be an integral multiple of $500,000. In no event may Borrowers have outstanding at any time LIBOR Rate Loans with more than three (3) different LIBOR Interest Periods.

                      (ii)  LIBOR Interest Periods. Revolving Credit LIBOR Rate
                            ----------------------
Loans shall be selected by Borrower for a LIBOR Interest Period; provided, however, that if the LIBOR Interest Period would otherwise end on a day which shall not be a London Business Day, such LIBOR Interest Period shall be shortened or extended to the immediately preceding or next succeeding London Business Day as is the Bank's custom in the market to which such Revolving Credit LIBOR Rate Loan relates. All accrued and unpaid interest on a Revolving Credit LIBOR Rate Loan shall be repaid in full on the day the applicable LIBOR Rate Period expires. Interest shall also be due and payable, for a Revolving Credit LIBOR Rate Loan having a LIBOR Interest Period of 6 months on the day of such 6 month period that would have been the last day of such period if such 6 month period were a 3 month period. No LIBOR Interest Period with respect to the Revolving Credit may end after the Revolving Credit Maturity Date. Subject to all of the terms and conditions applicable to a request to convert all or a portion of the Revolving Credit Base Rate Loans to a Revolving Credit LIBOR Rate Loan, Borrower may extend a Revolving Credit LIBOR Rate Loan as of the last day of the LIBOR Interest Period to a new Revolving Credit LIBOR Rate Loan. If Borrower fails to notify the Lender of the LIBOR Interest Period for a subsequent Revolving Credit LIBOR Rate Loan at least two (2) Business Days prior to the last day of the then current LIBOR Interest Period of an outstanding Revolving Credit LIBOR Rate Loan, then such outstanding Revolving

Credit LIBOR Rate Loan shall, at the end of the applicable LIBOR Interest Period, accrue interest at the Revolving Credit Base Rate.

                      (iii)  Adjustments. The Adjusted LIBOR Rate may be
                             -----------
automatically adjusted by Lender on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs due to changes in applicable law or regulation or the interpretation thereof occurring subsequent to the commencement of the then applicable LIBOR Interest Period, including but not limited to changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor or other applicable governing body), excluding the Reserve Percentage and any Reserve which has resulted in a payment pursuant to Section 2.12 below, that increase the cost to Lender of funding the Revolving Credit LIBOR Rate Loan. Lender shall promptly give Borrower notice of such a determination and adjustment, which determination shall be prima facie evidence of the correctness of the fact and the amount of such adjustment.

                      (iv)   Unavailability. If Borrower shall have requested
                             --------------
the rate based on the Adjusted LIBOR Rate in accordance with this Section 2.1.1(a)(i) and Lender shall have determined, in good faith, that Eurodollar deposits equal to the amount of the principal of the requested Revolving Credit LIBOR Rate Loan and for the LIBOR Interest Period specified are unavailable, or that the rate based on the Adjusted LIBOR Rate will not adequately and fairly reflect the cost of the Adjusted LIBOR Rate applicable to the specified LIBOR Interest Period, of making or maintaining the principal amount of the requested Revolving Credit LIBOR Rate Loan during the LIBOR Interest Period specified, or that by reason of circumstances affecting Eurodollar markets, adequate means do not exist for ascertaining the rate based on the Adjusted LIBOR Rate applicable to the specified LIBOR Interest Period, Lender shall promptly give notice of such determination to Borrower that the rate based on the Adjusted LIBOR Rate is not available. A determination, in good faith, by Lender hereunder shall be prima facie evidence of the correctness of the fact and amount of such additional costs or unavailability. Upon such a determination, (i) the obligation to convert to, or maintain a Revolving Credit LIBOR Rate Loan at the rate based on the Adjusted LIBOR Rate shall be suspended until Lender shall have notified Borrower that such conditions shall have ceased to exist, and (ii) the portion of the Revolving Credit Loans subject to the request or requested conversion shall accrue interest at the Revolving Credit Base Rate.

               2.1.2  Default Rate of Interest. Upon and after the occurrence of
                      ------------------------
an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2.0% above the interest rate otherwise applicable thereto (the "Default Rate").

               2.1.3  Maximum Interest.  In no event whatsoever shall the
                      ----------------
aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

     2.2  Computation of Interest and Fees.  Interest, unused line fees and
          --------------------------------
collection charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose only of computing interest hereunder (and not for the purpose of determining the principal balance outstanding within the meaning of Section 1.1.1 hereof), all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the second day after receipt by Lender of fully collected funds from the Dominion Account.

     2.3  Commitment Fee.  Borrower shall pay to Lender a commitment fee equal
          --------------
to $200,000. Such Commitment Fee shall be fully earned and non-refundable on the Closing Date.

     2.4  Unused Line Fee.  Commencing on the first day of the first month
          ---------------
immediately following the Closing Date, Borrower shall pay to Lender a monthly fee equal to 1/12th of .5% of the average amount by which the Facility Cap exceeds the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The unused line fee shall be payable monthly in arrears on the first day of each calendar month thereafter. Borrower shall be responsible for the unused line fees earned by Lender during the month of November, 1996 on account of the availability of the HPF Existing Line of Credit and the HP Del Existing Line of Credit, as well as the portion of the unused line fee which will be earned by Lender during the portion of November, 1996 for which this Agreement shall control.

     2.5  Collection Charges.  If items of payment are received by Lender at a
          ------------------
time when there are no Revolving Credit Loans outstanding, such items of payment shall be subject to a collection charge equal to 2 days' interest on the amount thereof at the Base Rate, which collection charges shall be payable on the first Business Day of each month.

     2.6  Audit Fees.  Borrower shall pay to Lender audit fees in accordance
          ----------
with Lender's current schedule of fees in effect from time to time in connection with audits of Borrower's books and records and such other matters as Lender shall reasonably deem appropriate, plus all out-of-pocket expenses incurred by Lender in connection with such audits. Audit fees shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrower;

     2.7  Reimbursement of Expenses.  If, at any time or times regardless of
          -------------------------
whether or not an Event of Default has occurred, Lender incurs legal expenses or any other out-of-pocket costs or expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) to the extent deemed reasonably necessary by Lender, the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Providers or the Account Debtors; or (v) any attempt to protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and other out-of-pocket costs and expenses of Lender shall be charged to Borrower; provided
                                                                  --------
however, that Borrower is obligated to reimburse Lender for out-of-pocket
-------
attorney and other legal fees and related expenses incurred by Lender in connection with the preparation and negotiation of this Agreement and the initial closing of the transactions contemplated herein on the Closing Date only in amounts not exceeding $30,000 in the aggregate. All amounts chargeable to Borrower under this Section 2.7 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender, and shall bear interest from the date such demand is made until paid in full at the Base Rate. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

     2.8  Bank Charges.  Borrower shall pay to Lender, on demand, any and all
          ------------
reasonable fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any Participating Lender) arising out of or in connection with
(i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender or any Participating Lender, of proceeds of loans made by Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

     2.9  Indemnity re: LIBOR.  Borrower hereby indemnifies Lender and holds
          -------------------
Lender harmless from and against any and all losses or expenses that Lender may sustain or incur as a consequence of any prepayment or any Default by Borrower in the payment of the principal of or interest on any LIBOR Rate Loan or failure by Borrower to complete a borrowing of, a prepayment of or conversion of or to a LIBOR Rate Loan after notice thereof has been given, including (but not limited to) any interest payable by Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder, and any other loss or expense incurred by Lender by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to make, continue, convert into or maintain, a LIBOR Rate Loan.

SECTION 3.    LOAN  ADMINISTRATION.

     3.1  Manner of Borrowing Revolving Credit Loans.  Borrowings under the
          ------------------------------------------
credit facility established pursuant to Section 1 hereof shall be as follows:

               3.1.1  Loan Requests.  A request for a Revolving Credit Loan
                      -------------
shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. Eastern time on the proposed borrowing date, provided, however, that no such request may be made at a time when there
      --------
exists an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Lender may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

               3.1.2  Disbursement.  Borrower hereby irrevocably authorizes
                      ------------
Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

               3.1.3  Authorization.  Borrower hereby irrevocably authorizes
                      -------------
Lender, in Lender's sole discretion, to advance to Borrower, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrower to Lender hereunder.

     3.2  Payments. Except where evidenced by notes or other instruments issued
          --------
or made by Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

               3.2.1  Principal.  Principal payable on account of Revolving
                      ---------
Credit Loans shall be payable by Borrower to Lender immediately upon the earliest of (i) the receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to
Section 4 hereof; provided, however, that if an Overadvance shall exist at any
                  --------  -------
time, Borrower shall, on demand, repay the Overadvance.

               3.2.2  Interest. Interest accrued on the Revolving Credit Loans
                      --------
shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or
(iii) termination of this Agreement pursuant to Section 4 hereof.

               3.2.3  Costs, Fees and Charges. Costs, fees and charges payable
                      -----------------------
pursuant to this Agreement shall be payable by Borrower as and when provided in
Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

               3.2.4  Other Obligations. The balance of the Obligations
                      -----------------
requiring the payment of money, if any, shall be payable by Borrower to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

     3.3  Prepayments.  No portion of the LIBOR Rate Loans may be prepaid during
          -----------
a LIBOR Interest Period unless Borrower first satisfies in full its obligations under Section 2.9 above arising from such prepayment.

     3.4  Application of Payments and Collections.  All items of payment
          ---------------------------------------
received by Lender by 2:00 p.m., Eastern time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 2:00 p.m., Eastern time, on any Business Day shall be deemed received on the following Business Day. Subject to Section 2.2 hereof, payments deemed received shall be applied immediately on account of the Obligations. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times.

     3.5  All Loans to Constitute One Obligation.  The Loans shall constitute
          --------------------------------------
one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

     3.6  Loan Account.  Lender shall enter all Loans as debits to the Loan
          ------------
Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

     3.7  Statements of Account.  Lender will account to Borrower monthly with a
          ---------------------
statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 4. TERM AND TERMINATION

     4.1  Term of Agreement.  Subject to Lender's right to cease making Loans to
          -----------------
Borrower upon or after the occurrence and during the continuance of any Event of Default, this Agreement shall be in effect through and including March 9, 1998 (the "Original Term"), and this Agreement shall automatically renew itself for one-year periods thereafter (the "Renewal Terms"), unless terminated as provided in Section 4.2 hereof.

     4.2  Termination.
          -----------

                    4.2.1 Termination by Lender.  Upon at least 6 months prior
                          ---------------------
written notice to Borrower, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and, subject to
Section 10 hereof, Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default. Lender may also terminate this Agreement on 6 months' prior written notice to Borrower in the event that any one of the following individuals: John K. Delaney, Ethan D. Leder and Edward P. Nordberg, shall cease to be the senior management of Borrower or Guarantor.

                    4.2.2 Termination by Borrower.  Upon at least 75 days prior
                          -----------------------
written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has
--------  -------
paid all of the Obligations in immediately available funds. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

               4.2.3  Termination Charges. At the effective date of termination
                      -------------------
of this Agreement by Borrower pursuant to Section 4.2.2 hereof, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 2.0% of the average outstanding principal balance of the Revolving Credit Loans during the previous 12 months (including the period when the HPF Existing Line of Credit and the HP Del Existing Line of Credit were in effect) if termination occurs during the first 12-month period of the Original Term (November 27, 1996 through November 26, 1997); and 1.0% of the average outstanding principal balance of the Revolving Credit Loans during the previous 12 months if termination occurs during the second 12-month period of the Original Term (November 27, 1997 through November 26, 1998). If termination occurs on the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be payable.

               4.2.4  Effect of Termination. All of the Obligations shall be
                      ---------------------
immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5.    SECURITY INTERESTS

     5.1  Security Interest in Collateral.  To secure the prompt payment and
          -------------------------------
performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of Borrower's assets, including all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

             (i)    Accounts;

             (ii)   General Intangibles;

             (iii)  Deposit Accounts;

             (iv) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

             (v) All of Borrower's rights under each Receivables Acquisition Agreement, all sums due to Borrower thereunder, and any security interests, guarantees or other collateral received by Borrower from a Provider in connection with such Receivables Acquisition Agreement and each Receivables Loan Agreement;

             (vi) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (v) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

             (vii) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (v) above.

     5.2  Lien Perfection; Further Assurances.  Borrower shall execute such UCC-
          -----------------------------------
1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action at Lender's request as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements reasonably deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

     5.3  Confirmation of Existing Liens.  Borrower confirms and acknowledges
          ------------------------------
the continuing Lien granted by HPF and HP Del to Lender in the Collateral pledged to Lender under the Existing Financing Agreements, the obligations under which are expressly assumed by Borrower and constitute Obligations for all purposes hereof.

SECTION 6.   COLLATERAL ADMINISTRATION

     6.1  General
          -------

                    6.1.1 Location of Collateral.  All Collateral other than
                          ----------------------
Deposit Accounts and certain billing and collection records which are maintained at the offices of a Provider or its agent will at all times be kept by Borrower at its Chief Executive Office as set forth in Exhibit B hereto and shall not,
                                              ---------
without the prior written approval of Lender, be moved therefrom.

                    6.1.2 Protection of Collateral.  All expenses of protecting
                          ------------------------
and maintaining the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the purchase or collection thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

     6.2  Administration of Accounts.
          --------------------------

                    6.2.1 Records, Schedules and Assignments of Accounts.
                          ----------------------------------------------
Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form reasonably satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Lender, in form reasonably acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Third Party Payor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's request therefor, copies of proof of purchase of such Accounts from the Providers, proof that the payments due to the Provider in connection with such purchase have been made and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. Borrower shall also provide Lender with similar information with respect to Accounts sold to or contributed to Wisconsin Circle Funding Corporation. In the event that Accounts having an aggregate initial purchase price in excess of $10,000 within any Batch(s) become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts, then Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment.

                    6.2.2 Discounts, Allowances, Disputes.  If Borrower or, to
                          -------------------------------
Borrower's knowledge, any Provider grants any discounts, allowances or credits that are not reflected in the calculation of Fair Reimbursable Value for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $10,000 with respect to any Batch are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after an acceleration of the Loans by Lender, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrower.

                    6.2.3 Taxes.  If an Account includes a charge for any tax
                          -----
payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor, provided, however that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

                    6.2.4 Account Verification.  Whether or not an Event of
                          --------------------
Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Lender shall use its best efforts to assure that the exercise of such right does not interfere with the conduct of Borrower's business.

Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

                    6.2.5 Maintenance of Dominion Account.  Borrower shall
                          -------------------------------
maintain a Dominion Account pursuant to a lockbox arrangement acceptable to Lender with Bank One Arizona, N.A., d/b/a Bank Star, or such other banks as may be selected by Borrower and be acceptable to Lender. Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations. All funds deposited in the Dominion Account shall immediately become the property of Lender, and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Borrower shall require each Provider to direct all Account Debtors to remit payment on Accounts directly to the lockbox or the Dominion Account. Notwithstanding anything in this Agreement to the contrary, Borrower may permit the Provider to have access to a separate lockbox to which payments by Medicare/Medicaid Account Debtors may be made, to the extent required by applicable law. Any such funds received in such other lockbox shall be swept daily and deposited into the Dominion Account.

                    6.2.6 Collection of Accounts, Proceeds of Collateral.  To
                          ----------------------------------------------
expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Lender retains the right at all times after the occurrence and during the continuance of an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrower.

     6.3  Payment of Charges.  All amounts chargeable to Borrower under Section
          ------------------
6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolving Credit Loans from time to time.

SECTION 7.     REPRESENTATIONS AND WARRANTIES

     7.1  General Representations and Warranties.  To induce Lender to enter
          --------------------------------------
into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender that:

                    7.1.1 Organization and Qualification.  Borrower is a
                          ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Borrower is duly qualified and is authorized to do business and is in good standing in each state or jurisdiction listed on Exhibit
                                                                         -------
C hereto and in all other states and jurisdictions where the character of its
-
Properties or the nature of its activities make such qualification necessary unless such failure does not have a Material Adverse Effect.

                    7.1.2 Power and Authority.  Borrower is duly authorized and
                          -------------------
empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower; (ii) contravene Borrower's Articles of Incorporation or By-laws; (iii) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower.

                    7.1.3 Legally Enforceable Agreement.  This Agreement is, and
                          -----------------------------
each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against it in accordance with its respective terms.

                    7.1.4 Capital Structure.  Exhibit D hereto states the
                          -----------------   ---------
correct name of Borrower's Affiliates and the nature of the affiliation. There are no outstanding options to purchase from Borrower, or any rights or warrants to subscribe for, or any commitments or agreements of Borrower to issue or sell, or any obligations of Borrower convertible into, Securities of Borrower other than Wisconsin Circle Funding Corporation.

                    7.1.5 Corporate Names.  Borrower has not been known as or
                          ---------------
used any fictitious or trade names except those listed on Exhibit E hereto.
                                                          ---------
Except as set forth on Exhibit E, Borrower has not been the surviving entity of
                       ---------
a merger or consolidation or acquired all or substantially all of the assets of any Person.

                    7.1.6 Business Locations; Agent for Process.  Borrower's
                          -------------------------------------
chief executive office and other places of business are as listed on Exhibit B
                                                                     ---------
hereto. During the preceding one-year period, Borrower has not had an office, place of business or agent for service of process other than as listed on Exhibit B.
---------

                    7.1.7 Title to Properties; Priority of Liens.  Borrower has
                          --------------------------------------
good title to all of the Collateral and all of its other Property (subject to applicable limitations on the ability of Borrower to receive direct payment as assignee from a Medicare/Medicaid Account Debtor), in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under
Section 5 hereof are first priority Liens, subject only to Permitted Liens.

                    7.1.8 Accounts.  Lender may rely, in determining which
                          --------
Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account, to the best of Borrower's knowledge after due investigation consistent with past practices of Borrower:

                    (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

          (ii)   It arises out of a completed, bona fide sale and delivery of
                                               ---- ----
goods or rendition of services by a Provider in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts, certification, participation, certificate of need, Third Party Payor contract or other documents relating thereto and forming a part of the contract between the Provider and the Third Party Payor;

          (iii)  It is for a liquidated amount;

          (iv) Such Account to the extent of the Fair Reimbursable Value, and Lender's security interest therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

          (v) Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by a Provider in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto, or which do not reduce the balance due on such Account below the Fair Reimbursable Value for such Account and which are reflected in the Schedules of Accounts submitted to Lender pursuant to subsection 6.2.1 hereof;

          (vi) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder to less than the Fair Reimbursable Value with respect thereto;

          (vii) To the best of Borrower's knowledge, the Third Party Payor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Third Party Payor is Solvent;

          (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Third Party Payor thereunder which might result in any material adverse change in the collectibility of such Account;

          (ix) It has been or will promptly be billed and forwarded to a Medicare/Medicaid Account Debtor or Third Party Payor for payment in accordance with applicable laws and compliance and conformance with any and all requisite procedures, requirements and regulations governing payment by such Medicare/Medicaid Account Debtor or Third Party Payor with respect to such Account, and such Account if due from a Medicare/Medicaid Account Debtor is properly payable directly to the Provider from which Borrower purchased such Account by such Medicare/Medicaid Account Debtor or if due from any other Third Party Payor is properly payable directly to Borrower in accordance with the terms and conditions of a validly existing and legally binding certification, participation or other third party payor contract;

          (x) Each Eligible Provider has obtained and currently has all Certificates of Need and Medicare and Medicaid Provider Numbers as are necessary to operate its business. Each Eligible Provider's Certificates of Need, Provider Numbers and all written agreements between each

     Eligible Provider and any Medicare/Medicaid Account Debtor or other commercial payor, hospital, pharmacy, or managed-care payor regarding payment for goods sold and services rendered by any Eligible Provider to such Third Party Payor will be forwarded upon request to Borrower. All cost reports required to be filed by an Eligible Provider with such third party payors have been properly filed.

                    7.1.9 Financial Statements; Fiscal Year.  An opening balance
                          ---------------------------------
sheet of Borrower, as of November 27, 1996, will be prepared in accordance with GAAP, and will present fairly the financial position of Borrower at such date and will be delivered to Lender within ten (10) business days after the date hereof.

                    7.1.10       Full Disclosure. The financial statements
                                 ---------------
referred to in subsection 7.1.9 hereof do not, nor does this Agreement and any other written statement of Borrower to Lender, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading at the time the statements were made. There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of Borrower or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

                    7.1.11       Solvent Financial Condition. Borrower is and,
                                 ---------------------------
after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

                    7.1.12       Surety Obligations. Borrower is not obligated
                                 ------------------
as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

                    7.1.13       Taxes. Borrower's federal tax identification
                                 -----
number is 52-1844418. Borrower has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes, and for its current fiscal year.

                    7.1.14       Brokers. Borrower has not engaged any broker or
                                 -------
finder or committed to pay, and is not aware of, any claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement other than the fee of Kent M. Klineman, which is the sole obligation and responsibility of Borrower.

                    7.1.15       Patents, Trademarks, Copyrights and Licenses.
                                 --------------------------------------------
Borrower owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses and other similar rights are listed on Exhibit G hereto.
                                       ---------

          7.1.16           Governmental Consents.  Borrower has, and is in good
                           ---------------------
standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it, except where the failure to comply would not have a Material Adverse Effect.

          7.1.17           Compliance with Laws.  Borrower has duly complied
                           --------------------
with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to Borrower under any such law, rule or regulation, except where the failure so to comply would not have a Material Adverse Effect.

          7.1.18           Restrictions.  Borrower is not a party or subject to
                           ------------
any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Borrower is not a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit H hereto, none of which prohibit the execution of or compliance
         ---------
with this Agreement or the other Loan Documents by Borrower, as applicable.

          7.1.19           Litigation.  Except as set forth on Exhibit I hereto,
                           ----------                          ---------
there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower, or the business, operations, Properties, profits or condition of Borrower taken as a whole. Borrower is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

          7.1.20           No Defaults.  No event has occurred and no condition
                           -----------
exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Borrower is not in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

          7.1.21           Leases.  Exhibit J hereto is a complete listing of
                           ------   ---------
all capitalized leases of Borrower and Exhibit K hereto is a complete listing of
                                       ---------
all operating leases of Borrower. Borrower is in full compliance with all of the terms of each of its respective capitalized and operating leases, except where the failure so to comply would not have a Material Adverse Effect.

          7.1.22           Pension Plans.  Except as disclosed on Exhibit L
                           -------------                          ---------
hereto, Borrower has no Plan. Borrower is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Borrower has no withdrawal liability in connection with a Multiemployer Plan.

          7.1.23           Trade Relations.  There exists no actual or
                           ---------------
threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any Provider or any group of Providers whose business with Borrower, individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or prevent Borrower from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                    7.1.24  Labor Relations. Except as described on Exhibit M
                            ---------------                         ---------
hereto, Borrower is not a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

     7.2  Continuous Nature of Representations and Warranties.  Each
          ---------------------------------------------------
representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain in all material respects accurate, complete and not misleading at all times during the term of this Agreement, except for changes that Lender has consented to or which are not expressly prohibited by this Agreement.

     7.3  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 8.    COVENANTS AND CONTINUING AGREEMENTS

     8.1  Affirmative Covenants.  During the term of this Agreement, and
          ---------------------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                    8.1.1   Visits and Inspections.  Permit representatives of
                            ----------------------
Lender, from time to time, as often as may be reasonably requested, but only during normal business hours and so as not to unreasonably disrupt the operation of Borrower's business operations, to visit and inspect the Properties of Borrower and accompany Borrower on any visit or inspection of any Provider, and to inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's or any Provider's business, assets, liabilities, financial condition, business prospects and results of operations. Borrower shall give Lender 3 Business Days prior notice of any scheduled due diligence visit to any new Provider to permit Lender or its representative to accompany Borrower on such visit.

                    8.1.2   Notices.  Promptly notify Lender in writing of the
                            -------
occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

                    8.1.3   Financial Statements. Keep adequate records and
                            --------------------
books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                (i) not later than 90 days after the close of each fiscal year of Borrower, unqualified audited financial statements of Guarantor and its Subsidiaries (including Borrower) as of the end of such year, on a Consolidated and consolidating basis, certified by the firm of Ernst & Young, L.L.P. of Washington, D.C. or any other firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

                (ii) not later than 20 days after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower as of the end of such month and of the portion of Borrower's financial year then elapsed, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the financial position and results of operations of Borrower for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its partners and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                (iv) promptly after the filing thereof, copies of any annual report to be filed in accordance with ERISA in connection with each Plan; and

                (v) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's financial condition or results of operations.

          Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Guarantor's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based solely upon their examination of the financial statements of Guarantor performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection 8.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of Exhibit N hereto executed by the Chief Financial Officer of Borrower.
        ---------

                8.1.4 Landlord and Storage Agreements.  Provide Lender with
                      -------------------------------
copies of all agreements between Borrower and any landlord of any premises at which any books and records or other Collateral may, from time to time, be kept.

                8.1.5 Projections.  No later than 30 days prior to the end
                      -----------
of each fiscal year of Borrower, deliver to Lender Projections of Borrower for the forthcoming fiscal year, month by month.

                8.1.6 Medicare and Medicaid Audits. Obtain for each Eligible
                      ----------------------------
Provider and, upon request, make available to Lender a copy of any Medicare and Medicaid audit.

                8.1.7 Settlement and Confirmation Statement. Borrower shall
                      -------------------------------------
provide Lender with the Settlement and Confirmation Statement in the form attached hereto as Exhibit Q for each Batch purchased by Borrower which shall include an identification number for such Batch, a detailed listing of each Account, the Fair Reimbursable Value therefor and the amount of the initial advance made by Borrower to the Provider to purchase such Account.

                8.1.8 Batch Reporting.  Borrower shall provide Lender with
                      ---------------
weekly investment summaries in form and substance acceptable to Lender showing the number of days each Batch has been outstanding since its purchase date or since the date of the advance secured by such Batch, if applicable. Borrower shall provide Lender with a copy of all of the Receivables Acquisition Agreements or Receivables Loan Agreements, as applicable, for each Eligible Provider and all other UCC filings, UCC searches and other instruments, documents and agreements executed and delivered by such Provider to Borrower and shall permit all of such documents, instruments and agreements to be reviewed by Lender's outside legal counsel upon Lender's request.

                8.1.9 Fair Reimbursable Value.  If, as a result of any
                      -----------------------
verification procedure undertaken by Lender in accordance with Section 6.2.4 or 8.1.8, Lender determines that there is a material question as to the adequacy or accuracy of the methodology used to determine Fair Market Value with respect to a Provider, then Lender may at Borrower's cost and expense obtain a consultant to independently review the adequacy and accuracy of the Fair Reimbursable Value or the independent verifier retained by Borrower to determine the Fair Reimbursable Value.


     8.2  Negative Covenants.  During the term of this Agreement, and thereafter
          ------------------
for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

                8.2.1 Mergers; Consolidations; Acquisitions.  Merge or
                      -------------------------------------
consolidate with any Person; or acquire all or any substantial part of the Property of any Person.

                8.2.2 Loans. Make any loans or other advances of money (other
                      -----
than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person other than (i) advances to Providers pursuant to a Receivables Acquisition Agreement, (ii) loans to Providers secured by accounts receivable of such Providers, and (iii) loans to Providers secured by real estate, equipment and other assets of such Providers in an amount not to exceed in the aggregate at any one time 25% of Borrower's Net Worth.

                8.2.3 Total Indebtedness. Create, incur, assume, or suffer to
                      ------------------
exist any Indebtedness, except:

                (i)   Obligations owing to Lender;

                (ii) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 120 days from billing date or more than 30 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants;

                (iii) Obligations to pay rentals with respect to leases permitted by subsection 8.2.12;

                (iv)   Permitted Purchase Money Indebtedness; and

                (v) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business.

                8.2.4  Affiliate Transactions.  Except as disclosed on any
                       ----------------------
Schedule hereto, enter into, or be a party to any transaction with any Affiliate of Borrower, including any shareholder or any Provider, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than Borrower would obtain in a comparable arm's length transaction with a Person not an Affiliate or shareholder of Borrower.

                8.2.5  Limitation on Liens.  Create or suffer to exist any
                       -------------------
Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                (i)    Liens at any time granted in favor of Lender;

                (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.13 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral or with respect to Liens for taxes imposed against the Provider which sold any Accounts to Borrower, provided that such Account shall not be an Eligible Account;

                (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

                (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                (v)    such other Liens as appear on Exhibit O hereto; and
                                                     ---------

                (vi) such other Liens as Lender may hereafter approve in writing.

                8.2.6   Subordinated Debt. Make any payment of any part or all
                        -----------------
of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with any Subordination Agreement relative thereto.

                8.2.7   Distributions.  Declare or make any Distributions, if
                        -------------
after taking such Distribution into account an Event of Default or Defaults shall have occurred.

                8.2.8   Capital Expenditures. Make Capital Expenditures
                        --------------------
(including, without limitation, by way of capitalized leases) in excess of $100,000 in the aggregate during the Original Term and any Renewal Term.

                8.2.9   Disposition of Assets. Sell, lease or otherwise dispose
                        ---------------------
of any of, or permit any Subsidiary of Borrower to sell, lease or otherwise dispose any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) dispositions expressly authorized by this Agreement, (ii) occurring in the ordinary course of Borrower's business, and (iii) prior to the occurrence of an Event of Default, the sale of all of the Eligible Accounts of a Provider for a cash purchase price equal to or greater than that portion of the Borrowing Base allocable to such Eligible Accounts.

                8.2.10  Stock of Subsidiaries. Form any Subsidiaries other than
                        ---------------------
Wisconsin Circle Funding Corporation.

                8.2.11  Restricted Investment. Make or have, or permit any
                        ---------------------
Subsidiary of Borrower to make or have, any Restricted Investments at any one time with an aggregate cost greater than 25% of Borrower's Net Worth.

                8.2.12  Leases. Become a lessee under any operating lease of
                        ------
Property in excess of $150,000 in any calendar year.

                8.2.13  Tax Consolidation. File or consent to the filing of any
                        -----------------
consolidated income tax return with any Person other than a Subsidiary of Borrower or Guarantor.

                8.2.14  Certificates of Need. Consent to allow any Eligible
                        --------------------
Provider to amend, alter or suspend or terminate or make provisional in any material way, any Certificate of Need or Provider Number or third party payor contract of such Eligible Provider without prior written notice to Lender.

                8.2.15  Receivables Acquisition Agreements. Amend or modify in
                        ----------------------------------
any material respect the terms of any Receivables Acquisition Agreement or Receivables Loan Agreement in effect with a Provider without Lender's prior written consent.

     8.3  Specific Financial Covenants.  During the term of this Agreement, and
          ----------------------------
thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

          8.3.1 Minimum Adjusted Tangible Net Worth. Maintain at all times Adjusted Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:

             Period
             ------
Amount
------

          Closing Date and at all times thereafter                   $5,000,000


          8.3.2  Debt to Adjusted Tangible Net Worth Ratio.  Maintain at all
                 -----------------------------------------
times a ratio of Debt to Adjusted Tangible Net Worth of not more than the ratio shown below for the period corresponding thereto:

             Period                                                       Ratio
             ------                                                       -----

          Closing Date and at all times thereafter                        3 to 1


          8.3.3  Cash Flow.  Achieve cumulative Cash Flow during the Original
                 ---------
Term and all Renewal Terms which is not less than negative $1,000,000 (i.e., not worse than a cumulative cash deficit after the Closing Date of $1,000,000).

SECTION 9.    CONDITIONS PRECEDENT

          Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

     9.1  Documentation.  Lender shall have received, in form and substance
          -------------
satisfactory to Lender and its counsel, a duly executed copy of this Agreement, the Surety Agreement and the other Loan Documents, together with such additional certificates as Lender and its counsel shall reasonably require not otherwise inconsistent with the express provisions of this Agreement and the other Loan Documents in connection therewith from time to time, all in form and substance reasonably satisfactory to Lender and its counsel.

     9.2  No Default.  No Event of Default shall exist.
          ----------

     9.3  Other Loan Documents.  Each of the conditions precedent set forth in
          --------------------
the other Loan Documents shall have been satisfied.

     9.4  Equity.  Lender shall have received evidence satisfactory to it that
          ------
not less than a total of $5,000,000 in cash has been contributed as equity to the capital of Borrower.

     9.5  Availability.  Lender shall have determined that immediately after
          ------------
Lender has made the initial Loan contemplated hereby, Aggregate Adjusted Availability shall not be less than $1,000,000.

     9.6  No Litigation.  No action, proceeding, investigation, regulation or
          -------------
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     10.1 Events of Default.  The occurrence of one or more of the following
          -----------------
events shall constitute an "Event of Default":

                10.1.1      Payment of Obligations. Borrower shall fail to pay
                            ----------------------
any of the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                10.1.2      Misrepresentations. Any representation, warranty or
                            ------------------
other statement made or furnished to Lender by or on behalf of Borrower or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false in any material respect or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section
7.2 hereof.

                10.1.3      Breach of Specific Covenants. Borrower shall fail or
                            ----------------------------
neglect to perform, keep or observe any covenant contained in Sections 5.2, 6.1.1, 6.2.5, 6.2.6, or 8.2 (other than 8.2.2, 8.2.3, 8.2.4, 8.2.5, 8.2.7,
8.2.11 and 8.2.14) hereof on the date that Borrower is required to perform, keep or observe such covenant or Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 8.1.3, 8.2.2, 8.2.5, 8.2.7, 8.2.11 or
8.2.14 hereof on the date that Borrower is required to perform, keep or observe such covenant and the breach of such covenant is not cured to Lender's reasonable satisfaction within 10 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.4      Breach of Other Covenants. Borrower shall fail or
                            -------------------------
neglect to perform, keep or observe in any material respect any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.5      Default Under Security Documents/Other
                            --------------------------------------
Agreements/Purchase Documents.  Borrower shall default in any material respect
-----------------------------
in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents; or the Other Agreements or any Receivables Acquisition Agreement and such default is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.6      Other Defaults. There shall occur any default or
                            --------------
event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made and such default or event of default is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.


                10.1.7      Adverse Changes. There shall occur any event or
                            ---------------
condition which results in a Material Adverse Effect.

                10.1.8      Insolvency and Related Proceedings.  Borrower or
                            ----------------------------------
Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower or Guarantor under the Bankruptcy Code (and if filed against Borrower, the continuation of such proceeding for more than 30 days), or Borrower or Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

                10.1.9      Business Disruption; Condemnation.  There shall
                            ---------------------------------
occur a cessation of a substantial part of the business of Borrower or Guarantor for a period which significantly affects Borrower's or Guarantor's capacity to continue its business, on a profitable basis; or Borrower or Guarantor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or Guarantor which is necessary to the continued or lawful operation of its business and the loss thereof would have a Material Adverse Effect; or Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower leases, uses or occupies any Property shall be canceled or terminated by the other party to such lease or agreement prior to the expiration of its stated term and the loss thereof would have a Material Adverse Effect; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

                10.1.10     Change of Ownership.  HealthPartners Financial
                            -------------------
Corporation shall cease to be the sole shareholder of Borrower or John K. Delaney, Ethan D. Leder and Edward P. Nordberg shall cease to own collectively own at least fifteen percent (15%) of the issued and outstanding stock of HealthPartners Financial Corporation at any time while all three of them are actively involved in management of Borrower, or in the event that one of them ceases to be active in the management of Borrower, the remaining individuals active shall cease to own collectively ten percent (10%) of the issued and outstanding stock of Borrower or if any two of them shall cease to be active in the management of Borrower, the remaining individual active in the management of Borrower shall cease to own individually five percent (5%) of the issued and outstanding stock of HealthPartners Financial Corporation.

                10.1.11     Change of Management.  All of John K. Delaney,
                            --------------------
Ethan D. Leder and Edward P. Nordberg shall cease to be senior management of Borrower and Guarantor.

                10.1.12     ERISA.  A Reportable Event shall occur which
                            -----
Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a

Multiemployer Plan resulting from Borrower's complete or partial withdrawal from such Plan and such Reportable Event is not cured to Lender's reasonable satisfaction within 40 days after Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                10.1.13   Challenge to Agreement.  Borrower or any Affiliate of
                          ----------------------
Borrower, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, including with limitation, the Surety Agreement, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender in connection with this Agreement.

                10.1.14   Criminal Forfeiture. Borrower shall be criminally
                          -------------------
indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, Guarantor or any Subsidiary of Borrower.

                10.1.15   Judgments. Any money judgment, writ of attachment or
                          ---------
similar process in excess of $250,000 is filed against Borrower or its Property and is not fully bonded, vacated, stayed or discharged within 20 days, other than any judgment against a Provider which attaches to Accounts purchased by Borrower from such Provider and to sums due from Borrower to such Provider under the Receivable Acquisition Agreement (which Accounts shall not be Eligible Accounts).

     10.2 Acceleration of the Obligations.  Without in any way limiting the
          -------------------------------
right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence and during the continuance of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrower shall forthwith pay to Lender, the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified in
--------
subsections 10.1.8 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

     10.3 Other Remedies.  Upon and during the continuance of an Event of
          --------------
Default, Lender shall have and may exercise from time to time the following rights and remedies:

                10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                10.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).

                10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain jointly and severally liable to Lender therefor.

                10.3.4 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, solely for the purpose of advertising for sale and selling any Collateral, and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit for such purpose.

     10.4 Remedies Cumulative; No Waiver.  All covenants, conditions,
          ------------------------------
provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 11.  MISCELLANEOUS

     11.1 Power of Attorney.  Borrower hereby irrevocably designates, makes,
          -----------------
constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) with respect to the Collateral and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

                11.1.1 At such time or times upon or after the occurrence and during the continuance of an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

                11.1.2 At such time or times upon or after the occurrence and during the continuance of an Event of Default as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to the Accounts, and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

     11.2 Indemnity.  Except with respect to any gross negligence or willful
          ---------
misconduct on the part of Lender, Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Except with respect to any gross negligence or willful misconduct on the part of Lender, in addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Except with respect to any gross negligence or willful misconduct on the part of Lender, without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 11.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

     11.3 Modification of Agreement; Sale of Interest.  This Agreement may not
          -------------------------------------------
be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this

Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder (i) to any Affiliate of Lender, or (ii) in connection with any sale, assignment, transfer or other disposition of Lender's business or portfolio of loans of this type, or (iii) to any other person provided that after such participation, sale, assignment, transfer or other disposition, Lender retains at least a 25% interest in the Loans; provided, however, if in connection with any sale, assignment, transfer or other disposition of this Agreement and any of the other Loan Documents as permitted in Section 11.3(ii) above, there is a change in the identity of the group manager and loan administration manager of Lender with respect to Borrower, then in such event within 60 days of such change Borrower may provide Lender with notice of its intention to terminate this Agreement in accordance with Section 4.2.2 and upon such termination, Borrower shall not be obligated to pay the termination charges provided for in Section 4.2.3 of this Agreement. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee so long as such person agrees in writing to maintain in confidence any information delivered to it with respect to Borrower.

     11.4 Confidentiality.  For so long as any provision of this Agreement
          ---------------
remains in effect, Lender shall maintain confidential any and all information relating to Borrower's business that was made available to Lender by Borrower except (i) as permitted by Borrower from time to time; (ii) to Lender's officers, employees, agents, advisors, and actual or prospective assignees or participants so long as such agents, assignees or participants agree in writing to maintain the confidentiality of such information; (iii) to the extent such information is publicly available; (iv) to the extent Lender is required by law to disclose such information or such disclosure is required by any regulator having supervisory authority over Lender; or (v) to the extent Lender determines in its reasonable discretion that the disclosure of such information is required in order to permit Lender to administer the Loans or to exercise or enforce its rights hereunder or under any of the other Loan Documents.

     11.5 Severability.  Wherever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.6 Successors and Assigns.  This Agreement, the Other Agreements and the
          ----------------------
Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 11.3 hereof.

     11.7 Cumulative Effect; Conflict of Terms.  The provisions of the Other
          ------------------------------------
Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.8 Execution in Counterparts.  This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     11.9 Notice.  Except as otherwise provided herein, all notices, requests
          ------
and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

          If to Lender:          Fleet Capital Corporation
                                        200 Glastonbury Boulevard
                                        Glastonbury, CT 06033
                                        Attention: Timothy Broderick, Senior
                                         Vice President
                                        Facsimile No.:  860-57-7759

          With a copy to:        Blank Rome Comisky & McCauley
                                        1200 Four Penn Center Plaza
                                        Philadelphia, PA  19103
                                        Attention:  Lawrence F. Flick, II, Esq.
                                        Facsimile No.:  215-569-5555

          If to Borrower:        HCFP Funding, Inc.
                                        2 Wisconsin Circle, Suite 320
                                        Chevy Chase, MD  20815
                                        Attention:  John K. Delaney, President
                                        Facsimile No.:  301-664-9860

          With a copy to:        Powell, Goldstein, Frazer & Murphy
                                        191 Peachtree Street, N.E.
                                        Atlanta, GA  30303
                                        Attention:  G. William Speer, Esquire
                                        Facsimile No.:  404-572-5953

or to such other address as each party may designate for itself by notice given in accordance with this Section 11.9; provided, however, that any notice,
                                      --------  -------
request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall be effective only upon receipt by Lender.

     11.10  Lender's Consent.  Whenever Lender's consent or approval is required
            ----------------
to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, except as otherwise provided herein, Lender shall be authorized to give or withhold such consent or approval in its sole and absolute discretion and to condition its consent or approval upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     11.11  Credit Inquiries.  Borrower hereby authorizes and permits Lender to
            ----------------
respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

     11.12  Entire Agreement.  This Agreement and the other Loan Documents,
            ----------------
together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     11.13  Interpretation.  No provision of this Agreement or any of the other
            --------------
Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     11.14  GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED,
            -------------------------------
EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK: PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL
                               -------- -------
SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK, NEW YORK COUNTY, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR
----- --- ----------
EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH

IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     11.15   WAIVERS BY BORROWER. BORROWER WAIVES (i) THE RIGHT TO TRIAL BY
             -------------------
JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL: (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE (EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT) PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, this Agreement has been duly executed in New York as of the day and year specified at the beginning of this Agreement.


ATTEST:                                  HCFP FUNDING, INC.
                                         ("Borrower")



_______________________________        By:_____________________________________
Secretary                                    Title:____________________________
CORPORATE SEAL


                                         Accepted in New York, New York:

                                         FLEET CAPITAL CORPORATION
                                         ("Lender")


                                       By:_____________________________________
                                       Title:__________________________________

                                  APPENDIX  A

                              GENERAL DEFINITIONS

          When used in the Loan and Security Agreement dated as of November 27, 1996, by and between Fleet Capital Corporation and HCFP Funding, Inc., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          Account Debtor - any Third Party Payor or other Person who is or may
          --------------
     become obligated under or on account of an Account.

          Accounts - all accounts, contract rights, chattel paper, instruments
          --------
     and documents, whether now owned or hereafter created or acquired by Borrower or in which and to the extent that Borrower now has or hereafter acquires any interest.

          Adjusted LIBOR Rate - For any LIBOR Interest Period, as applied to a
          -------------------
     Revolving Credit LIBOR Rate Loan the rate per annum (rounded upwards, if necessary to the next 1/16 of 1%) determined pursuant to the following formula:

          Adjusted Libor Rate =              Libor Rate
                                      ------------------------
                                      (1.00 - Reserve Percentage)

     For purposes hereof, "Libor Rate" shall mean the arithmetic average of the rates of interest per annum (rounded upwards, if necessary to the next 1/16 of 1%) at which Bank is offered deposits of United States Dollars in the interbank eurodollar loan market on or about 2:00 P.M. New York time two
     (2) Business Days prior to the commencement of such LIBOR Interest Period on amounts substantially equal to the Revolving Credit LIBOR Rate Loan as to which Borrower may elect the Adjusted LIBOR Rate to be applicable with a maturity of comparable duration to the LIBOR Interest Period selected by Borrower, for such Revolving Credit LIBOR Rate Loan.

          Adjusted Net Earnings From Operations. With respect to any fiscal
          -------------------------------------
     period, means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrower, as reflected on the financial statement of Borrower supplied to Lender pursuant to subsection 8.1.3 of the Agreement, but excluding:

                 (i)   any gain or loss arising from the sale of capital assets;

                 (ii)  any gain arising from any write-up of assets;

                 (iii) earnings of any Subsidiary of Borrower accrued prior to the date it became a Subsidiary;

                 (iv) earnings of any corporation, substantially all the assets of which have been acquired in any manner by Borrower, realized by such corporation prior to the date of such acquisition;

                 (v) net earnings of any business entity (other than a Subsidiary of Borrower) in which Borrower has an ownership interest unless such net earnings shall have actually been received by a Borrower in the form of cash distributions;

                 (vi) any portion of the net earnings of any Subsidiary of Borrower which for any reason is unavailable for payment of dividends to Borrower;

                 (vii) the earnings of any Person to which any assets of Borrower shall have been sold, transferred of disposed of, or into which Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction;

                 (viii) any gain arising from the acquisition of any Securities of Borrower; and

                 (ix) any gain arising from extraordinary or non-recurring items.

     Adjusted Tangible Assets.  All assets except: (i) any surplus resulting
     ------------------------
from any write-up of assets subsequent to December 31, 1994; (ii) deferred assets, other than prepaid insurance and prepaid taxes; (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) goodwill, including any amounts, however designated on a Consolidated balance sheet of a Person or its Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of such Person; (v) Restricted Investments;
(vi) unamortized debt discount and expense; (vii) assets located and notes and receivables due from obligors outside of the United States of America; and
(viii) Accounts, notes and other receivables due from Affiliates or employees.

     Adjusted Tangible Net Worth.  At any date means a sum equal to:
     ---------------------------

                 (i) the net book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves) at which the Adjusted Tangible Assets of a Person would be shown on a balance sheet at such date in accordance with GAAP, minus
                                            -----

                 (ii) the amount at which such Person's liabilities (other than capital stock and surplus) would be shown on such balance sheet in accordance with GAAP, and including as liabilities all reserves for contingencies and other potential liabilities.

     Affiliate - a Person (other than a Subsidiary):  (i) which directly or
     ---------
indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

     Agreement - the Loan and Security Agreement referred to in the first
     ---------
sentence of this Appendix A, all Exhibits thereto and this Appendix A.

     Aggregate Adjusted Availability - an amount equal to (i) Availability minus
     -------------------------------                                       -----
(ii) all sums owed to Providers under the Receivable Acquisition Agreements that are due and payable under such agreements as of the Closing Date or which are outstanding beyond Borrower's normal practice of paying such sums to Providers.

     Availability - the amount of money which Borrower is entitled to borrow
     ------------
from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

     Bank - Fleet National Bank.
     ----

     Base Rate - the rate of interest announced or quoted by Bank from time to
     ---------
time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

     Batch.  A group of Accounts purchased from a Provider under the terms of a
     -----
Receivables Acquisition Agreement or securing advances to a Provider under the terms of a Receivable Loan Agreement.

     Borrowing Base - as at any date of determination thereof, an amount equal
     --------------
to the lesser of:

                    (a) 90% of the Initial Payment (as defined in the Receivables Acquisition Agreement) amount actually advanced (or to be advanced with respect to the Initial Payment) by Borrower to a Provider to acquire Eligible Accounts or, in the case of loans to Providers, 90% of the amount actually loaned by Borrower to a Provider, which loans are secured by Eligible Accounts; and


                    (b) 65% of the Fair Reimbursable Value of Eligible Accounts.

     Business Day - any day excluding Saturday, Sunday and any day which is a
     ------------
legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are closed.

     Capital Expenditures - expenditures made or liabilities incurred for the
     --------------------
acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

     Cash Flow - for any period, means Borrower's (i) Adjusted Net Earnings from
     ---------
Operations for such period, plus (ii) depreciation and amortization expenses for
                            ----
such period, plus (iii) deferred taxes for such period, plus (iv) the net effect
             ----                                       ----
(even if negative) of FASB 106 minus (v) unfinanced capital expenditures and
                               -----
principal payments on account of long-term Indebtedness, all as determined in accordance with GAAP.

     Capitalized Lease Obligation - any Indebtedness represented by obligations
     ----------------------------
under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     Closing Date - the date on which all of the conditions precedent in
     ------------
Section 9 of the Agreement are satisfied and the initial Loan is made under the Agreement.

     Code - the Uniform Commercial Code as adopted and in force in the State of
     ----
New York, as from time to time in effect.

     Collateral - all of the Property and interests in Property described in
     ----------
Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

     Consolidated - the consolidation in accordance with GAAP of the accounts or
     ------------
other items as to which such term applies.

     Debt to Adjusted Tangible Net Worth Ratio - with respect to any date, the
     -----------------------------------------
ratio of (i) Total Liabilities for such date to (ii) Adjusted Tangible Net Worth for such date, all as determined in accordance with GAAP.

     Default - an event or condition the occurrence of which would, with the
     -------
lapse of time or the giving of notice, or both, become an Event of Default.

     Default Rate - as defined in subsection 2.1.2 of the Agreement.
     ------------

     Distribution - means and includes (i) payment of any funds to the
     ------------
shareholders of Borrower during any calendar month and (ii) the redemption or acquisition of shares of Borrower's stock unless made contemporaneously from the net proceeds of the sale or issuance of capital stock.

     Dominion Account - a special account of Lender established by Borrower
     ----------------
pursuant to the Agreement at Bank One or any other bank selected by Borrower, but acceptable to Lender in its reasonable discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

     EBIT - with respect to any fiscal period, the sum of Borrower's
     ----
Consolidated net earnings (or loss) before interest expense and taxes for said period as determined in accordance with GAAP.

     Eligible Account - an Account payable by an Eligible Third Party Payor
     ----------------
purchased (or to be purchased with proceeds of a Revolving Credit Loan) in the ordinary course of Borrower's business from an Eligible Provider or securing an advance made in the ordinary course of Borrower's business to an Eligible Provider and arising in the ordinary course of such Provider's business from the sale of goods or rendition of medical or health care services unless Lender, in its reasonable credit judgment, deems it not to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

               (i) it arises out of a sale made or services rendered by the Borrower or the Provider to a Subsidiary or an Affiliate of Borrower or the Provider or to a Person controlled by an Affiliate of Borrower or the Provider; or

               (ii) it is part of a Batch which remains unpaid more than 90 days after the date such Batch was purchased by Borrower or an advance secured by such Batch was made; provided, however, Accounts which are part
                                     --------  -------
     of a Batch with a Fair Reimbursable Value of up to $250,000 in the aggregate outstanding at any one time and which remain unpaid for more than 90 days, but less than 120 days after the date such Batch was purchased by Borrower, may be Eligible Accounts; or

               (iii) 50% or more of the Accounts owed by the Eligible Third Party Payor (other than any Medicare/Medicaid Account Debtor), are not deemed Eligible Accounts hereunder; or

               (iv) the total unpaid Accounts of the Third Party Payor (other than any Medicare/Medicaid Account Debtor) exceed 20% of the net amount of all Eligible Accounts, to the extent of such excess; or

               (v) the total unpaid Accounts purchased from the Provider (a) during the period from the Closing Date until the expiration of 6 months thereafter exceed the greater of $2,000,000 or 20% of the net amount of all Eligible Accounts, or (b) after such 6-month period exceed 15% of the Net Amount of all Eligible Accounts, to the extent of such excess; or

               (vi) any covenant, representation or warranty contained in this Agreement or the Receivables Acquisition Agreement or Receivables Loan Agreement with respect to such Account has been breached in any material respect; or

               (vii) the Account Debtor is also Borrower's or the Provider which sold the Account to Borrower's, creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower or to the Provider, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor, to the extent of such claim or setoff; or

               (viii) the Third Party Payor or the Provider which sold or pledged as collateral the Account to Borrower has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor or Provider in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Third Party Payor or Provider, or if the Account Debtor or Provider has failed, suspended business, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

               (ix) it arises from a sale or provision of services by a Provider located outside the United States; or

               (x) the Account is subject to a Lien other than a Permitted Lien; or

               (xi) the services giving rise to such Account have not been performed by the Provider or the Account otherwise does not represent a final sale; or

               (xii) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

               (xiii) Borrower or the Provider has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment or which are reflected in the calculation of the Fair Reimbursable Value related to such Account; or

               (xiv) Borrower or the Provider has made an agreement with the Account Debtor to extend the time of payment thereof for more than 120 days from the date of the purchase of, or advanced secured by, the relevant Batch; or

               (xv) the Account is subject to any limitation which would make payment of the Fair Reimbursable Value by the Account Debtor conditional; or

               (xvi) the Account is payable in part (but not in whole), by a Medicare/Medicaid Account Debtor or other Third Party Payor, to the extent such Account exceeds the portion payable by such Medicare/Medicaid Account Debtor or Third Party Payor; and

               (xvii) Under no circumstance will Lender advance against any Account or any portion of any Account to the extent such Account or a portion thereof is payable by an individual beneficiary, recipient or subscriber individually and not by a Medicare/Medicaid Account Debtor or other Eligible Third Party Payor.


     Eligible Third Party Payor - any Third Party Payor which Borrower has
     --------------------------
deemed an "Eligible Insurer" pursuant to the Receivables Acquisition Agreements or Receivables Loan Agreements unless Lender, in its reasonable credit judgment, determines that such Third Party Payor is unacceptable.

     Eligible Provider - any Provider which has entered into a Receivables
     -----------------
Acquisition Agreement or Receivables Loan Agreement with Borrower; provided that
(i) such Provider is not in material default under any of the material terms or conditions of such Receivables Acquisition Agreement or Receivables Loan Agreement, (ii) Borrower has filed appropriate UCC-1 Financing Statements as would be necessary to perfect a security interest obtained by Borrower in the Accounts of such Provider with a priority over all other Liens in favor of any other creditor of such Provider, and (iii) the most recent Medicare and Medicaid audits for such Provider are acceptable to Lender in its reasonable discretion.

     Equipment - all machinery, apparatus, equipment, fittings, furniture,
     ---------
fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

          ERISA - the Employee Retirement Income Security Act of 1974, as
          -----
     amended, and all rules and regulations from time to time promulgated thereunder.

          Event of Default - as defined in Section 10.1 of the Agreement.
          ----------------

          Existing Financing Agreements - as defined in the Background section
          -----------------------------
     of the Agreement.

          Facility Cap - $50,000,000 from the date hereof through December 31,
          ------------
1996 and $35,000,000 at all times thereafter.

          Fair Reimbursable Value - the fair reimbursable value or amount
          -----------------------
     expected to collected from the Third Party Payor of Accounts purchased from Providers or securing advances to Providers, as established by Borrower, or an independent verification company reasonably acceptable to Lender; provided, however, that the fair reimbursable value of any Account or Borrower's method of calculation thereof, shall be acceptable to Lender in the reasonable exercise of its credit discretion.

          GAAP - generally accepted accounting principles in the United States
          ----
     of America in effect from time to time.

          General Intangibles - all personal property of Borrower (including
          -------------------
     things in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by Borrower.

          Guarantor - Healthcare Financial Partners, Inc.
          ---------

          HPF - as defined in the Background section of the Agreement.
          ---

          HPF Del - as defined in the Background section of the Agreement.
          -------

          HPF Del Existing Line of Credit - as defined in the Background section
          -------------------------------
          of the Agreement.

          HPF Del Existing Loan Agreement - as defined in the Background section
          -------------------------------
          of the Agreement.

          HPF Existing Line of Credit - as defined in the Background section of
          ---------------------------
          the Agreement.

          HPF Existing Loan Agreement - as defined in the Background section of
          ---------------------------
          the Agreement.

          HPF Del Existing Line of Credit - as defined in the Background section
          -------------------------------
          of the Agreement.

          Indebtedness - as applied to a Person means, without duplication
          ------------

               (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

               (ii) all obligations of other Persons which such Person has guaranteed,

               (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

               (iv) in the case of Borrower (without duplication), the Obligations.

     Inventory - all of Borrower's inventory, whether now owned or hereafter
     ---------
acquired including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

     LIBOR Interest Period - a period of 1, 2, 3 or 6 months duration during
     ---------------------
which the Revolving Credit LIBOR Rate or Term LIBOR Rate, as the case may be, is applicable.

     LIBOR Rate Loans - collectively, all Revolving Credit LIBOR Rate Loans.
     ----------------

     Lien - any interest in Property securing an obligation owed to, or a claim
     ----
by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Loan Account - the loan account established on the books of Lender pursuant
     ------------
to Section 3.6 of the Agreement.

     Loan Documents - the Agreement, the Surety Agreement, the Other Agreements
     --------------
and the Security Documents.

     Loans - all loans and advances of any kind made by Lender pursuant to the
     -----
Agreement.

     London Business Day - Any Business Day on which banks in London, England
     -------------------
are open for business.

     Material Adverse Effect - means a material adverse effect on (i) the
     -----------------------
business, assets, operations and financial or other condition of the Borrower and any Subsidiaries taken as a whole, (ii) the ability of the Borrower to pay the Obligations in accordance with the terms of this Agreement and any Security Documents or Other Agreements, (iii) the rights and remedies of the Bank under this Agreement, any Security Documents or Other Agreements, or (iv) the value of the Lender's security interest in the Collateral or the perfection or priority of such security interest.

     Medicare/Medicaid Account Debtor - any Account Debtor which is (i) United
     --------------------------------
States of America acting under the Medicare/Medicaid program established pursuant to the Social Security Act, (ii) any state acting pursuant to a health plan adopted pursuant to Title XIX of the Social Security Act or (iii) any agent, carrier, administrator or intermediary for any of the foregoing.

     Money Borrowed - means (i) Indebtedness arising from the lending of money
     --------------
by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower.

     Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of
     ------------------
ERISA.

     Net Worth - at any date of determination thereof, (i) the aggregate amount
     ---------
of all assets of Borrower and its Subsidiaries on a Consolidated basis as may be properly classified as such, less (ii) the aggregate amount of all liabilities of Borrower and its Subsidiaries on a Consolidated basis, all as determined in accordance with GAAP.

     Obligations - all Loans and all other advances, debts, liabilities,
     -----------
obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes without limitation, all interest, charges, fees, expenses, attorneys' fees, and any other sums chargeable to Borrowers under any of the Loan Documents.

     Original Term - as defined in Section 4.1 of the Agreement.
     -------------

     Other Agreements - any and all agreements, instruments and documents (other
     ----------------
than the Agreement and the Security Documents), heretofore, now or hereafter executed by any Borrower, any Subsidiary of Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement, as each of the same may be amended, modified, renewed, extended, replaced, restated or substituted from time to time.

     Overadvance - the amount, if any, by which the outstanding principal amount
     -----------
of Revolving Credit Loans exceeds the Borrowing Base.

     Participating Lender - each Person who shall be granted the right by Lender
     --------------------
to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

     Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of the
     ---------------
Agreement.

     Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of
     -------------------------------------
Borrower incurred after the date hereof which is secured by a Purchase Money
Lien.

     Person - an individual, partnership, corporation, limited liability
     ------
company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees
     ----
of Borrower that is covered by Title IV of ERISA.

     Projections - Borrower's forecasted (i) balance sheets, (ii) profit and
     -----------
loss statements, and (iii) cash flow statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     Property - any interest in any kind of property or asset, whether real,
     --------
personal or mixed, or tangible or intangible.

     Provider - any provider of medical or health care goods or services
     --------
including physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home healthcare services and medicine or healthcare equipment and/or any other service provided by such person for any necessary or specifically requested valid and proper medical or healthcare purpose.

     Purchase Money Indebtedness - means and includes (i) Indebtedness (other
     ---------------------------
than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

     Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money
     -------------------
Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     Receivables Acquisition Agreements - The agreements between Borrower and
     ----------------------------------
each Provider in the form attached hereto as Exhibit P.

          Receivables Loan Agreements - The agreements between Borrower and each
          ---------------------------
Provider in the form attached hereto as Exhibit R.

     Regulation D - Regulation D of the Board of Governors of the Federal
     ------------
Reserve System, comprising Part 204 of Title 12, Code of Federal Regulations, as amended, and any successor thereto.

     Reserve - for any day, that reserve (expressed as a decimal) which is in
     -------
effect (whether or not actually incurred) with respect to Bank on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Bank is subject including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject), for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for Eurocurrency liabilities as defined in Regulation D.

     Reserve Percentage - for Bank on any day, that percentage (expressed as a
     ------------------
decimal) which is in effect on such day, prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Lender is subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject) for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for (i) deposits of United States Dollars or (ii) Eurocurrency liabilities as defined in Regulation D, in each case used to fund a Revolving Credit LIBOR Rate Loan or Term LIBOR Rate Loan subject to an Adjusted LIBOR Rate. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective day of any change in the Reserve Percentage.

     Renewal Terms - as defined in Section 4.1 of the Agreement.
     -------------

     Reportable Event - any of the events set forth in Section 4043(b) of ERISA.
     ----------------

     Restricted Investment - any investment made in cash or by delivery of
     ---------------------
Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property, and including loans permitted by Section 8.2.2(iii) except the following:

               (i) investments in one or more Subsidiaries of Borrower to the extent existing on the Closing Date or the sale or contribution of Accounts to Wisconsin Circle Funding Corporation;

               (ii) Property (including Accounts) to be used in the ordinary course of business;

               (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower and its Subsidiaries;

               (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

               (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

               (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

     Revolving Credit Base Rate - a per annum rate equal to the sum of the
     --------------------------
Base Rate plus 150 basis points.

     Revolving Credit Base Rate Loan - that portion of the Revolving Credit
     -------------------------------
Loans that bears interest at the Revolving Credit Base Rate.

     Revolving Credit Facility - the credit facility established for Borrower by
     -------------------------
Lender under and pursuant to the terms of this Agreement under which Revolving Credit Loans may be made from time to time.

     Revolving Credit LIBOR Rate - a per annum rate equal to the sum of the
     ---------------------------
Adjusted LIBOR Rate plus 300 basis points.

     Revolving Credit LIBOR Rate Loan - that portion of the Revolving Credit
     --------------------------------
Loans on which interest accrues at the Revolving Credit LIBOR Rate.

     Revolving Credit Loan - a Loan made by Lender as provided in Section 1.1 of
     ---------------------
the Agreement.

     Revolving Credit Maturity Date - the last day of the Original Term or, if
     ------------------------------
any Renewal Term is in effect, then the last day of such Renewal Term.

     Schedule of Accounts - as defined in subsection 6.2.1 of the Agreement.
     --------------------

     Security - shall have the same meaning as in Section 2(1) of the Securities
     --------
Act of 1933, as amended.

     Security Documents - and all other instruments and agreements now or at any
     ------------------
time hereafter securing the whole or any part of the Obligations.

     Solvent - as to any Person, such Person (i) owns Property whose fair
     -------
saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

     Subordinated Debt - Indebtedness of Borrower that is subordinated to the
     -----------------
Obligations in a manner satisfactory to Lender.

          Subordination Agreement - an agreement in form and substance
          -----------------------
     acceptable to Lender pursuant to which the holder of any Subordinated Debt has subordinated the Indebtedness owed to it to the Obligations.

          Subsidiary - any corporation of which a Person owns, directly or
          ----------
     indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

          Surety Agreement - an unlimited agreement of guaranty and suretyship
          ----------------
to be executed by Guarantor on the date hereof, in form and substance acceptable to Lender.

          Third Party Payor - any Medicare/Medicaid Account Debtor or other
          -----------------
     commercial payor or managed care payor which has agreed to make payment to a Provider for goods sold or medical or health care services rendered by such Provider.

          Total Liabilities - at any date means all amounts properly classified
          -----------------
     as liabilities on a balance sheet at such date in accordance with GAAP, plus all reserves for contingencies and all other potential liabilities for which no reserves have previously been established on such balance sheet, to the extent such amounts are not already classified as liabilities in accordance with GAAP.

          Other Terms.  All other terms contained in the Agreement shall have,
          -----------
when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

          Certain Matters of Construction.  The terms "herein", "hereof" and
          -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                                LIST OF EXHIBITS
                                ----------------


Exhibit B   Borrower's and each Subsidiary's Business Locations
Exhibit C   Jurisdictions in which Borrower and each Subsidiary is Authorized to do Business
Exhibit D   Capital Structure of Borrower
Exhibit E   Corporate Names
Exhibit G   Patents, Trademarks, Copyrights and Licenses
Exhibit H   Contracts Restricting Borrower's Right to Incur Debts
Exhibit I   Litigation
Exhibit J   Capitalized Leases
Exhibit K   Operating Leases
Exhibit L   Pension Plans
Exhibit M   Labor Contracts
Exhibit N   Compliance Certificate
Exhibit O   Permitted Liens
Exhibit P   Forms of Receivables Acquisition Agreement
Exhibit Q   Form of Settlement and Confirmation Statement
Exhibit R   Forms of Receivables Loan Agreement